THE ADVISORS' INNER CIRCLE FUND

                            CAMBIAR OPPORTUNITY FUND
                                  (THE "FUND")

                         SUPPLEMENT DATED JUNE 28, 2011
                                     TO THE
     INSTITUTIONAL CLASS SHARES SUMMARY PROSPECTUS DATED SEPTEMBER 1, 2010

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE FUND'S INSTITUTIONAL CLASS SHARES SUMMARY PROSPECTUS ("SUMMARY PROSPECTUS") AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS.

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THIS  SUMMARY  PROSPECTUS  SUPPLEMENT  ADDS DISCLOSURE IN THE DESCRIPTION OF THE
FUND'S PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS. IN THE "PRINCIPAL INVESTMENT STRATEGIES" SECTION OF THE SUMMARY PROSPECTUS FOR THE FUND, THE FOLLOWING PARAGRAPH REPLACES THE FIRST PARAGRAPH ON PAGE 2:

The goal of the Fund is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. Normally, the Fund invests at least 65% of its net assets in common stocks of companies with market capitalizations over $1 billion at the time of purchase. In addition, the Fund may invest in derivatives, including options and total return swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, or to address tax considerations.

IN THE "PRINCIPAL RISKS OF INVESTING IN THE FUND" SECTION OF THE SUMMARY PROSPECTUS FOR THE FUND, THE FOLLOWING FOUR PARAGRAPHS SHOULD BE INSERTED AFTER THE SECOND PARAGRAPH ON PAGE 3:

Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser's use of derivatives will be successful in achieving their intended goals.

Additionally, derivative instruments, particularly market access products, are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

The Fund may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss).
Over-the-counter  options  also  involve  counterparty  risk.

The Fund may enter into total return swaps, which are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets. The primary risks associated with total return swaps are counterparty risk (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying reference instrument).

EFFECTIVE IMMEDIATELY, THE FIRST PARAGRAPH OF THE SUMMARY PROSPECTUS IS DELETED AND REPLACED WITH THE FOLLOWING:

Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.cambiar.com. You can also get this information at no cost by calling 1-866-777-8225, by sending an e-mail request to cambiarfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated September 1, 2010, as supplemented June 28, 2011, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                 CMB-SK-014-0100